EXHIBIT A

to the

American Funds Target Date Retirement Series

Amended and Restated Administrative Services Agreement

Fund	Effective Date	Termination Date
American Funds 2070 Target Date Retirement Fund	Commencement of Operations	April 30, 2024
American Funds 2065 Target Date Retirement Fund	May 1, 2023	April 30, 2024
American Funds 2060 Target Date Retirement Fund	May 1, 2023	April 30, 2024
American Funds 2055 Target Date Retirement Fund	May 1, 2023	April 30, 2024
American Funds 2050 Target Date Retirement Fund	May 1, 2023	April 30, 2024
American Funds 2045 Target Date Retirement Fund	May 1, 2023	April 30, 2024
American Funds 2040 Target Date Retirement Fund	May 1, 2023	April 30, 2024
American Funds 2035 Target Date Retirement Fund	May 1, 2023	April 30, 2024
American Funds 2030 Target Date Retirement Fund	May 1, 2023	April 30, 2024
American Funds 2025 Target Date Retirement Fund	May 1, 2023	April 30, 2024
American Funds 2020 Target Date Retirement Fund	May 1, 2023	April 30, 2024
American Funds 2015 Target Date Retirement Fund	May 1, 2023	April 30, 2024
American Funds 2010 Target Date Retirement Fund	May 1, 2023	April 30, 2024

EXHIBIT A

to the

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES

Amended and Restated Shareholder Services Agreement

Fund	Effective Date
American Funds 2070 Target Date Retirement Fund	Commencement of Operations
American Funds 2065 Target Date Retirement Fund	January 1, 2023
American Funds 2060 Target Date Retirement Fund	January 1, 2023
American Funds 2055 Target Date Retirement Fund	January 1, 2023
American Funds 2050 Target Date Retirement Fund	January 1, 2023
American Funds 2045 Target Date Retirement Fund	January 1, 2023
American Funds 2040 Target Date Retirement Fund	January 1, 2023
American Funds 2035 Target Date Retirement Fund	January 1, 2023
American Funds 2030 Target Date Retirement Fund	January 1, 2023
American Funds 2025 Target Date Retirement Fund	January 1, 2023
American Funds 2020 Target Date Retirement Fund	January 1, 2023
American Funds 2015 Target Date Retirement Fund	January 1, 2023
American Funds 2010 Target Date Retirement Fund	January 1, 2023